UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 29, 2004 (September 28, 2004)

Central Parking Corporation

(Exact name of registrant as specified in its charter)

Tennessee	001-13950	62-1052916

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2401 21st Avenue South, Suite 200, Nashville, Tennessee	37212

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(615) 297-4255

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Ex-99.1 Press Release

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On September 28, 2004, the Company issued the press release attached hereto as Exhibit 99.1. The press release revises the Company’s outlook for fiscal 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Exhibit
99.1	News Release dated September 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Parking Corporation
/s/ MARK SHAPIRO

Date: September 29, 2004	By: Mark Shapiro Senior Vice President and Chief Financial Officer

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